EXHIBIT 10.69

AGREEMENT ON AMENDMENT

THIS AGREEMENT ON AMENDMENT ("Agreement") is executed on Jan 13th, 2009 by and between:

(1)	China Global Mining Resources Limited, a corporation duly established in British Virgin Island, with BVI Company Number 1386052 ("Company" );

(2)	Mr. Lu Benzhao of No. 204, Block 17, Liyuan Village, Huashan District, Maanshan Municipality, Anhui Province (ID No. ) ("Consultant");

For purposes of this Agreement, Company and Consultant are each referred as a “Party” and collectively as the “Parties”.

本修订协议（“本协议”）由以下各方于2009年1月13日签订：

(1)	China Global Mining Resources Limited(中国环球矿业资源有限公司)，一家依法成立于英属维尔京群岛的公司，BVI公司号码：1386052（“公司”）；

(2)	鲁本昭先生，现居住于安徽省马鞍山市花山区梨苑村17栋204号，身份证号码为 （“顾问”）；

在本协议中，公司和顾问各单称“一方”，合称“各方”。

Whereas:
鉴于

(A)
The Company and Consultant have entered into a Consulting Agreement dated 11 August, 2008 (the "Consulting Agreement").  According to this Consulting Agreement, the Consultant shall provide consulting service to Maanshan Xiaonanshan Mining Co., Ltd ("XNS"), Nanjing Sudan Mining Co., Ltd ("Sudan") and Maanshan Zhaoyuan Mining Co., Ltd ("Zhaoyuan" and collectively with the XNS and Sudan "Three Subsidiaries"), and  the Company shall pay consulting fee to the Consultant.

转让方和顾问于2008年8月11日签订了咨询服务协议(“咨询服务协议”)。根据该协议，顾问将向马鞍山小南山矿业有限公司（“小南山”）、南京苏丹矿业 6377;限公司（“苏丹”）以及马鞍山昭源矿业有限公司（“昭源”，与另外两家合称“子公司”）提供咨询服务，公司将向顾问支付对价。

(B)
The Company and Consultant have agreed to amend the Consulting Agreement as described below and then to transfer all rights and obligations of the Company under the Consulting Agreement to China Global Mining Resources (BVI) Limited.

公司和顾问已经同意对咨询服务协议作如下修订，并随后将公司在咨询服务协议下的权利和义务转让给China Global Mining Resources (BVI) Limited.

THE COMPANY AND CONSULTANT HEREBY AGREED:

公司与顾问同意如下：

1.	AMENDMENT
修订

1.1	Parties agree that Clause 2, Service Term of the Consulting Agreement is amended as: The service term under this Agreement shall be 5 years, commencing from the closing date of Equity Transfers.

各方同意，咨询服务协议的第2条服务期限修改为：本协议下的服务期限为5年，自股权转让交割日起计算。

1.2
Parties agree that Clause 3.1 of the Consulting Agreement shall be amended to read as follows: "The Surety Deposit (the amount is subject to valid receipt) paid by the Company to the Consultant under an Equity and Asset Transfer Heads of Agreement dated 4 May, 2007 shall automatically be converted as the upfront payment to the Consultant, and shall be deducted from the Second Payment."

各方同意，在咨询服务协议的3.1条应当修改为：“公司根据2007年5月4日的股权和资产转让框架协议向顾问支付的保证金（数额以有效收据为准）应自动转为顾问的预付款，并从第二期付款中扣除。”

1.3
Parties agree that all payments to the Consultant under the schedule B of Consulting Agreement shall be subject to there being available cash at China Global Mining Resources (BVI) Limited (BVI Company Number 1513743).

各方同意，在咨询服务协议下的附件B下对顾问的支付均应受制于China Global Mining Resources (BVI) Limited (BVI 公司代码 1513743) 可获得的现金。

2.	FURTHER ASSURANCE

进一步的保证

Each Party shall do such acts and things as necessary and desirable to give effect to the Assignment.

每一方都应采取和办理为使该转让产生充分效力所必需的和可取的所有行为和事项。

3.           GOVERNING LAW

管辖法律

This Agreement shall be construed and enforced in accordance with the procedural and substantive laws of  Hong Kong.

本协议应当按照香港的程序法和实体法解释并执行。

4.           MISCELLANEOUS

其他

4.1
The Parties shall comply with any and all applicable laws, rules and regulations of the governmental authorities of both the Peoples Republic of China and Hong Kong concerned for performing the said services in this Agreement.

各方应遵守中华人民共和国和香港与提供本协议中约定的服务有关的任何和全部适用的法律和政府部门的规章制度。

4.2
The Parties shall not issue any press releases or make any other similar publications with respect to this Agreement without first consulting with, and obtaining the prior written approval of the other Party.

未经事先征求其他方意见并获得书面批准，各方不得以发表新闻或其他类似方式公布与本协议有关的事项。

4.3	Consultant agrees to indemnify the Company for any violation by Consultant of the requirements under section 18.1 in performing services pursuant to this Agreement.

顾问同意就其在根据本协议提供服务的过程中对第18.1条的任何违反对受让方作出赔偿。

5.	EFFECTIVENESS
生效

This Agreement shall become effective and binding on the Parties upon execution by the Parties.

本协议经各方授权代表签署后生效并对各方具有约束力。

IN WITNESS THEREOF, the Parties have caused this Agreement to be executed on the date as set forth above by their duly authorized representatives.

各方已指派其正式授权代表于以上开篇写明的日期签署本协议，特此证明。

公司：
China Global Mining Resources Limited /s/ Stephen D. King 13 Jan 09
姓名：
职务：

顾问：
鲁本昭先生 Lu Benzhao